UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 21st, 2024

Authentic Holdings, Inc
(Exact name of registrant as specified in its charter)

Nevada	000-52047	11-3746201
(State or Other Jurisdiction of Incorporation)	(Commission File No. )	( I.R.S Employer I.D No.)

50 Division Street, Suite 501, Somerville, NJ, 08876

(Address of Principal Executive Offices) (Zip Code)

732-695-4389

(Registrant s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Authentic Holdings, Inc., and its Board of Directors operating in the course of full disclosure is issuing a Management Update to Shareholders under the filing of Form 8-K to report events that are not specifically called for by Form 8-K, but that the registrant considers to be of importance to its security holders.

See Exhibit 10.1

Item 9.01 Financial Statements and Exhibits.

INDEX TO EXHIBITS

EXHIBIT 1. Management Update to Shareholders

Exhibit No.	Description
10.1	Management Update to Shareholders
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

2

Date: February 21st, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Authentic Holdings, Inc.

By:	/s/ Chris H Giordano
President

3